Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Elite Pharmaceuticals, Inc. (the “Registrant”) on Form 10-K for the year ended March 31, 2023 filed with the Securities and Exchange Commission (the “Report”), I, Nasrat Hakim, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 29, 2023	/s/ Nasrat Hakim
Nasrat Hakim Chief Executive Officer, President and Chairman of the Board of Directors (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A signed original of this written statement required by Section 906 has been provided to Elite Pharmaceuticals, Inc. and will be retained by Elite Pharmaceuticals Inc. and furnished to the Securities and Exchange Commission or its staff upon request.